Vanguard Variable Insurance Fund Balanced Portfolio
Supplement Dated April 28, 2020, to the Prospectus and Summary Prospectus Dated April 28, 2020
Important Change to Vanguard Variable Insurance Fund Balanced Portfolio

Effective at the close of business on June 30, 2020, Edward P. Bousa will retire from Wellington Management Company LLP and will no longer serve as a portfolio manager for Vanguard Variable Insurance Fund Balanced Portfolio.
Loren L. Moran, Daniel J. Pozen, and Michael E. Stack, who currently serve as portfolio managers with Mr. Bousa, will remain as portfolio managers of the Portfolio upon Mr. Bousa’s retirement. The Portfolio’s investment objective, strategies, and policies will remain unchanged.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 106A 042020

Vanguard Variable Insurance Funds
Supplement Dated April 28, 2020, to the Statement of Additional Information Dated April 28, 2020
Important Change to Vanguard Variable Insurance Fund Balanced Portfolio
Effective at the close of business on June 30, 2020, Edward P. Bousa will retire from Wellington Management Company LLP and will no longer serve as a portfolio manager for Vanguard Variable Insurance Fund Balanced Portfolio.
Loren L. Moran, Daniel J. Pozen, and Michael E. Stack, who currently serve as portfolio managers with Mr. Bousa, will remain as portfolio managers of the Portfolio upon Mr. Bousa’s retirement. The Portfolio's investment objective, strategies, and policies will remain unchanged.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 106A 042020